Exhibit 99.4
Supplementary Information — Condensed Consolidating Statements of Cash Flows

Subsequent to the issuance of the March 31, 2014 financial statements, management determined that intercompany transfers between the parent guarantor and the non-guarantor subsidiaries, as well as the subsidiary issuer and the non-guarantor subsidiaries, should be classified as investing activities by the parent guarantor and subsidiary issuer and financing activities by the non-guarantor subsidiaries, within the condensed consolidating statements of cash flows. The intercompany transfers had previously been reported as operating activities by the parent guarantor, subsidiary issuer and non-guarantor subsidiaries. The classification of these intercompany transfers has been corrected in the condensed consolidating financial statements for the periods ended March 31, 2014, and 2013. This correction has no impact on the condensed consolidated statement of cash flows for all periods presented. These amounts have been included within the line item “intercompany transfers” in investing and financing activities within the condensed consolidating statements of cash flows.

	Condensed Consolidating Statement of Cash Flows
	Three Months Ended March 31, 2014 (a)
	Parent Guarantor	Subsidiary Issuer	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
	(Millions)
OPERATING ACTIVITIES
Net cash (used in) provided by operating activities	—	(11)	157	—	146
INVESTING ACTIVITIES:
Intercompany transfers	(591)	(365)	—	956	—
Capital expenditures	—	—	(63)	—	(63)
Acquisitions, net of cash acquired	—	—	(100)	—	(100)
Acquisition of unconsolidated affiliates	—	—	(669)	—	(669)
Investments in unconsolidated affiliates	—	—	(65)	—	(65)
Other	—	—	1	—	1
Net cash (used in) provided by investing activities	(591)	(365)	(896)	956	(896)
FINANCING ACTIVITIES:
Intercompany transfers	—	—	956	(956)	—
Proceeds from long-term debt	—	719	—	—	719
Payments of commercial paper, net	—	(314)	—	—	(314)
Payments of deferred financing costs	—	(6)	—	—	(6)
Excess purchase price over acquired interests and commodity hedges	—	—	(14)	—	(14)
Proceeds from issuance of common units, net of offering costs	677	—	—	—	677
Net change in advances to predecessor from DCP Midstream, LLC	—	—	(6)	—	(6)
Distributions to limited partners and general partner	(86)	—	—	—	(86)
Distributions to noncontrolling interests	—	—	(10)	—	(10)
Purchase of additional interest in a subsidiary	—	—	(198)	—	(198)
Contributions from noncontrolling interests	—	—	3	—	3
Net cash provided by (used in) financing activities	591	399	731	(956)	765
Net change in cash and cash equivalents	—	23	(8)	—	15
Cash and cash equivalents, beginning of period	—	—	12	—	12
Cash and cash equivalents, end of period	—	23	4	—	27

(a)
The financial information for the three months ended March 31, 2014 includes the results of our Lucerne 1 plant, a transfer of net assets between entities under common control that was accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method.

	Condensed Consolidating Statements of Cash Flows
	Three Months Ended March 31, 2013 (a)
	Parent Guarantor	Subsidiary Issuer	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
	(Millions)
OPERATING ACTIVITIES
Net cash (used in) provided by operating activities	$—	$(1)	$159	$(6)	$152
INVESTING ACTIVITIES:
Intercompany transfers	(440)	(72)	—	512	—
Capital expenditures	—	—	(101)	—	(101)
Acquisitions, net of cash acquired	—	—	(481)	—	(481)
Investments in unconsolidated affiliates	—	—	(26)	—	(26)
Net cash (used in) provided by investing activities	(440)	(72)	(608)	512	(608)
FINANCING ACTIVITIES:
Intercompany transfers	—	—	512	(512)	—
Proceeds from long-term debt	—	809	—	—	809
Payments of long-term debt	—	(690)	—	—	(690)
Payment of deferred financing costs	—	(4)	—	—	(4)
Proceeds from issuance of common units, net of offering costs	494	—	—	—	494
Excess purchase price over acquired assets	—	—	(94)	—	(94)
Net change in advances to predecessor from DCP Midstream, LLC	—	—	22	—	22
Distributions to common unitholders and general partner	(54)	—	—	—	(54)
Distributions to noncontrolling interests	—	—	(5)	—	(5)
Contributions from noncontrolling interests	—	—	15	—	15
Distributions to DCP Midstream, LLC	—	—	(3)	—	(3)
Contributions from DCP Midstream, LLC	—	—	1	—	1
Net cash provided by (used in) financing activities	440	115	448	(512)	491
Net change in cash and cash equivalents	—	42	(1)	(6)	35
Cash and cash equivalents, beginning of period	—	3	2	(3)	2
Cash and cash equivalents, end of period	$—	$45	$1	$(9)	$37

(a)
The financial information during the three months ended March 31, 2013 includes the results of our Lucerne 1 plant and an 80% interest in the Eagle Ford system. These transfers of net assets between entities under common control were accounted for as if the transfer occurred at the beginning of the period, and prior years are retrospectively adjusted to furnish comparative information similar to the pooling method.

The parent guarantor, subsidiary issuer and non-guarantor subsidiaries participate in a cash pooling program, whereby cash balances are generally swept daily between the parent guarantor and the non-guarantor subsidiaries bank accounts and those of the subsidiary issuer.

The changes to the previously reported amounts are summarized as follows:

	Parent Guarantor	Subsidiary Issuer	Non-Guarantor Subsidiaries	Consolidating Adjustments	Consolidated
	(Millions)
Three Months Ended March 31, 2014
Net cash (used in) provided by operating activities	$591	$365	$(956)	$—	$—
Net cash (used in) provided by investing activities	$(591)	$(365)	$—	$956	$—
Net cash provided by (used in) financing activities	$—	$—	$956	$(956)	$—
Three Months Ended March 31, 2013
Net cash (used in) provided by operating activities	$440	$72	$(512)	$—	$—
Net cash (used in) provided by investing activities	$(440)	$(72)	$—	$512	$—
Net cash provided by (used in) financing activities	$—	$—	$512	$(512)	$—

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